Exhibit 99.1 PRESS RELEASE CONTACT: Vectrus Mike Smith, CFA 719-637-5773 michael.smith@vectrus.com Vectrus Announces Third Quarter 2020 Results • Q3 revenue of $352.4 million, +4.9% sequentially; COVID-19 adversely impacted revenue by $12.9 million or 3.7% year-on-year • Q3 diluted EPS of $0.88; Adjusted diluted EPS1 of $0.89, COVID-19 adversely impacted EPS by $0.14 • Adjusted EBITDA margin1 of 4.8%, driven by ongoing performance initiatives • Robust backlog of $3.7 billion; 1.5x TTM book-to-bill • Reiterating 2020 guidance COLORADO SPRINGS, Colo., November 10, 2020 — Vectrus, Inc. (NYSE:VEC) announced third quarter 2020 financial results for the quarter ended October 2, 2020. “Third quarter results were solid, reflecting improved volumes and margin levels,” said Chuck Prow, president and chief executive officer. “In addition, we continued to execute well on our growth strategy on all fronts, particularly with respect to diversifying our revenue streams and advancing our leadership position in the converged infrastructure market. For example, we were recently awarded a contract to support Navy Smart Warehouse Prototype 5G Applications. While modest in size, this prime contract is the result of our deliberate, strategic and transformational investment in expanding our capabilities at the intersection of traditional infrastructure and integrated digital services. We were also recently awarded a position on a "Best in Class" General Services Administration multi-year, multiple award, IDIQ contract vehicle, allowing access to a funding stream that is new to us and affords additional avenues of organic growth. “For the remainder of the year, we are focused on delivering on all of our programs while keeping our teams and our clients safe; growing our pipeline of opportunities in the converged infrastructure market; and pursuing strategic M&A,” said Prow. “I want to thank our entire work force for their continued dedication, fortitude, and resourcefulness every day as we face the ongoing global pandemic.” Third Quarter 2020 Results Third quarter 2020 revenue of $352.4 million was down slightly year on year by 2.1% mainly due to COVID-19 pandemic related deferrals of $12.9 million or 3.7% due to base access restrictions. Revenue was up $16.4 million sequentially or 4.9%. 1

Exhibit 99.1 For the third quarter 2020, operating income was $14.8 million or 4.2% margin. Adjusted operating income1 was $15.0 million or 4.3% margin. Adjusted operating income1 was adversely impacted by the COVID-19 deferral of high-margin revenue due to base access restrictions into future periods of $2.1 million which had a 40-basis point impact to adjusted operating margin1. EBITDA1 was $16.9 million or 4.8% margin for the third quarter 2020, compared to $14.1 million or 3.9% margin in the third quarter 2019. Adjusted EBITDA1 was $17.0 million or 4.8% margin for the third quarter 2020, compared to $14.7 million or 4.1% margin in the third quarter 2019. Adjusted EBITDA1 was adversely impacted by COVID-19 of $2.1 million, which had a 40-basis point impact to adjusted EBITDA margin1. Third quarter 2020 diluted EPS was $0.88 compared to $0.67 in the third quarter 2019. Adjusted diluted EPS1 for the third quarter 2020 was $0.89 compared to $0.71 in the third quarter 2019. Adjusted diluted EPS1 was adversely impacted due to COVID-19 by $0.14. "Third quarter adjusted EBITDA1 margin of 4.8%, representing the second highest margin rate in the past ten quarters, an impressive accomplishment as EBITDA margin includes an estimated 40-basis points of COVID-19 impact,” said Susan Lynch, senior vice president and chief financial officer. “Our margin reflects the strength of our underlying business and continued execution on our enterprise wide performance improvement initiatives. The rollout of our enterprise systems is progressing well, and we continue to invest in our team to support our growth. With less than one-times leverage and a strong liquidity position as well as a solid backlog, we are poised to weather the pandemic while continuing to support our long-term growth.” Cash provided by operating activities through October 2, 2020 was $37.7 million, compared to net cash provided by operating activities of $28.4 million year-to-date 2019. The increase year-to-date over prior year is mainly driven by the CARES Act employee payroll tax deferrals of approximately $9.9 million. Net debt at October 2, 2020 was $2.3 million, down from $35.2 million at December 31, 2019. Total debt at October 2, 2020 was $66.0 million, down $4.5 million from $70.5 million at December 31, 2019. Cash at quarter-end was $63.7 million, up $28.4 million from $35.3 million at December 31, 2019. As of October 2, 2020, the revolver, was undrawn and combined with cash, results in total liquidity of more than $180 million. Total consolidated indebtedness to consolidated EBITDA1 (total leverage ratio) was 0.99x. Total backlog as of October 2, 2020 was $3.7 billion and funded backlog was $1.0 billion. The trailing twelve-month book-to-bill was 1.5x as of October 2, 2020. Reiterate 2020 Guidance Lynch continued, “We expect the momentum experienced in the third quarter to continue for the remainder of the year and are reiterating our 2020 guidance.” 2

Exhibit 99.1 $ millions, except for EBITDA margins and per share amounts 2020 Guidance Revenue $1,385 to $1,405 Adjusted EBITDA Margin1 4.0% to 4.1% Adjusted Diluted Earnings Per Share1 $2.68 to $2.82 Net Cash Provided by Operating Activities $45.0 to $55.0 The Company notes that forward-looking statements are based upon current expectations and are subject to factors that could cause actual results to differ materially from those suggested here, including those factors set forth in the Safe Harbor Statement below. Third Quarter 2020 Conference Call Management will conduct a conference call with analysts and investors at 4:30 p.m. ET on Tuesday, November 10, 2020. U.S.-based participants may dial in to the conference call at 877-407-0792, while international participants may dial 201-689-8263. For all other listeners, a live webcast of the conference call will be available on the Vectrus Investor Relations website at http://investors.vectrus.com or https://www.webcaster4.com/Webcast/Page/1431/38350. An accompanying slide presentation will also be available on the Vectrus Investor Relations website. A replay of the conference call will be posted on the Vectrus website shortly after completion of the call and will be available for one year. A telephonic replay will also be available through November 24, 2020, at 844-512-2921 (domestic) or 412-317-6671 (international) with passcode 13712134. Footnotes: 1 See "Key Performance Indicators and Non-GAAP Financial Measures" for reconciliation. About Vectrus Vectrus is a leading provider of global service solutions with a history in the services market that dates back more than 70 years. The company provides facility and base operations; supply chain and logistics services; information technology mission support; and engineering and digital technology services primarily to U.S. government customers around the world. Vectrus is differentiated by operational excellence, superior program performance, a history of long-term customer relationships and a strong commitment to its clients’ mission success. Vectrus is headquartered in Colorado Springs, Colo., and includes about 7,100 employees spanning 148 locations in 26 countries and territories. In 2019, Vectrus generated sales of $1.4 billion. For more information, visit the company’s website at www.vectrus.com or connect with Vectrus on Facebook, Twitter, and LinkedIn. Safe Harbor Statement Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995 (the "Act"): Certain material presented herein includes forward-looking statements intended to qualify for the safe harbor from liability established by the Act. These forward-looking statements include, but are not limited to, all of the statements and items listed in the table in "2020 Guidance" above and other assumptions contained 3

Exhibit 99.1 therein for purposes of such guidance, other statements about our 2020 performance outlook, five-year growth plan, revenue, DSO, contract opportunities, the potential impact of COVID-19, and any discussion of future operating or financial performance. Whenever used, words such as "may," "are considering," "will," "likely," "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "target," "could," "potential," "continue," "goal" or similar terminology are forward-looking statements. These statements are based on the beliefs and assumptions of our management based on information currently available to management. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside our management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. For a discussion of some of the risks and important factors that could cause actual results to differ from such forward-looking statements, see the risks and other factors detailed from time to time our Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and other filings with the U.S. Securities and Exchange Commission. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 4

Exhibit 99.1 VECTRUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED) Three Months Ended Nine Months Ended September September October 2, 27, October 2, 27, (In thousands, except per share data) 2020 2019 2020 2019 Revenue $ 352,415 $ 359,873 $ 1,040,212 $ 1,017,368 Cost of revenue 320,234 327,523 951,743 923,671 Selling, general, and administrative expenses 17,344 19,934 58,718 59,697 Operating income 14,837 12,416 29,751 34,000 Interest expense, net (939) (1,907) (3,988) (4,811) Income from operations before income taxes 13,898 10,509 25,763 29,189 Income tax expense 3,507 2,668 5,593 6,657 Net income $ 10,391 $ 7,841 $ 20,170 $ 22,532 Earnings per share Basic $0.89 $0.68 $1.74 $1.97 Diluted $0.88 $0.67 $1.72 $1.95 Weighted average common shares outstanding – basic 11,621 11,506 11,590 11,420 Weighted average common shares outstanding – diluted 11,751 11,678 11,743 11,566 5

Exhibit 99.1 VECTRUS, INC. CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED) October 2, December 31, (In thousands, except share information) 2020 2019 Assets (Unaudited) Current assets Cash $ 63,734 $ 35,318 Receivables 268,143 269,144 Other current assets 24,537 16,154 Total current assets 356,414 320,616 Property, plant, and equipment, net 19,256 18,844 Goodwill 262,130 261,983 Intangible assets, net 11,902 14,926 Right-of-use assets 9,970 14,654 Other non-current assets 6,256 5,366 Total non-current assets 309,514 315,773 Total Assets $ 665,928 $ 636,389 Liabilities and Shareholders' Equity Current liabilities Accounts payable $ 146,458 $ 148,015 Compensation and other employee benefits 54,216 53,155 Short-term debt 8,000 6,500 Other accrued liabilities 38,572 37,409 Total current liabilities 247,246 245,079 Long-term debt, net 57,326 63,041 Deferred tax liability 41,734 49,407 Other non-current liabilities 35,817 19,997 Total non-current liabilities 134,877 132,445 Total liabilities 382,123 377,524 Shareholders' Equity Preferred stock; $0.01 par value; 10,000,000 shares authorized; No shares issued and outstanding — — Common stock; $0.01 par value; 100,000,000 shares authorized; 11,621,709 and 11,523,691 shares issued and outstanding as of October 2, 2020 and December 31, 2019, respectively 116 115 Additional paid in capital 81,589 78,757 Retained earnings 205,245 185,075 Accumulated other comprehensive loss (3,145) (5,082) Total shareholders' equity 283,805 258,865 Total Liabilities and Shareholders' Equity $ 665,928 $ 636,389 6

Exhibit 99.1 VECTRUS, INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) Nine Months Ended October 2, September 27, (In thousands) 2020 2019 Operating activities Net income $ 20,170 $ 22,532 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation expense 3,001 2,395 Amortization of intangible assets 3,031 2,103 Loss on disposal of property, plant, and equipment 63 2 Stock-based compensation 6,499 5,952 Amortization of debt issuance costs 286 301 Changes in assets and liabilities: Receivables 3,584 (7,540) Other assets (8,826) (5,820) Accounts payable (1,988) (14,458) Deferred taxes (7,575) (4,670) Compensation and other employee benefits 813 17,863 Other liabilities 18,597 9,788 Net cash provided by operating activities 37,655 28,448 Investing activities Purchases of capital assets and intangibles (3,348) (14,440) Proceeds from the disposition of assets — 5,400 Acquisition of business, net of cash acquired — (43,963) Net cash (used in) investing activities (3,348) (53,003) Financing activities Repayments of long-term debt (4,500) (2,000) Proceeds from revolver 151,000 226,000 Repayments of revolver (151,000) (226,000) Proceeds from exercise of stock options 59 3,467 Payments of employee withholding taxes on share-based compensation (1,918) (768) Net cash (used in) provided by financing activities (6,359) 699 Exchange rate effect on cash 468 (1,239) Net change in cash 28,416 (25,095) Cash-beginning of year 35,318 66,145 Cash-end of period $ 63,734 $ 41,050 Supplemental disclosure of cash flow information: Interest paid $ 3,030 $ 4,363 Income taxes paid $ 12,570 $ 5,076 Non-cash investing activities: Purchase of capital assets on account $ 373 $ 394 7

Exhibit 99.1 Key Performance Indicators and Non-GAAP Measures The primary financial performance measures we use to manage our business and monitor results of operations are revenue trends and operating income trends. Management believes that these financial performance measures are the primary drivers for our earnings and net cash from operating activities. Management evaluates its contracts and business performance by focusing on revenue, operating income and operating margin. Operating income represents revenue less both cost of revenue and selling, general and administrative (SG&A) expenses. Cost of revenue consists of labor, subcontracting costs, materials, and an allocation of indirect costs, which includes service center transaction costs. SG&A expenses consist of indirect labor costs (including wages and salaries for executives and administrative personnel), bid and proposal expenses and other general and administrative expenses not allocated to cost of revenue. We define operating margin as operating income divided by revenue. We manage the nature and amount of costs at the program level, which forms the basis for estimating our total costs and profitability. This is consistent with our approach for managing our business, which begins with management's assessing the bidding opportunity for each contract and then managing contract profitability throughout the performance period. In addition to the key performance measures discussed above, we consider adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue to be useful to management and investors in evaluating our operating performance, and to provide a tool for evaluating our ongoing operations. This information can assist investors in assessing our financial performance and measures our ability to generate capital for deployment among competing strategic alternatives and initiatives. We provide this information to our investors in our earnings releases, presentations and other disclosures. Adjusted operating income, adjusted operating margin, adjusted net income, adjusted diluted earnings per share, EBITDA, adjusted EBITDA, EBITDA margin, adjusted EBITDA margin, and organic revenue, however, are not measures of financial performance under GAAP and should not be considered a substitute for operating income, operating margin, net income and diluted earnings per share as determined in accordance with GAAP. Definitions and reconciliations of these items are provided below. • Adjusted operating income is defined as operating income, adjusted to exclude items that may include, but are not limited to significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • Adjusted operating margin is defined as adjusted operating income divided by revenue. • Adjusted net income is defined as net income, adjusted to exclude items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs, that impact current results but are not related to our ongoing operations. • Adjusted diluted earnings per share is defined as adjusted net income divided by the weighted average diluted common shares outstanding. • EBITDA is defined as operating income, adjusted to exclude depreciation and amortization. 8

Exhibit 99.1 • Adjusted EBITDA is defined as EBITDA, adjusted to exclude items that may include, but are not limited to, significant charges or credits and unusual and infrequent non-operating items, such as M&A transaction and LOGCAP V pre-operational legal costs that impact current results but are not related to our ongoing operations. • EBITDA margin is defined as EBITDA divided by revenue. • Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. • Organic revenue is defined as revenue, adjusted to exclude revenue from acquired companies. Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) Three Three Months Months Ended Ended LOGCAP V October 2, October 2, M&A Pre- 2020 As ($ in thousands, except per share 2020 As Related Operational Reported - data) Reported Costs Legal Costs Adjusted Revenue $ 352,415 $ — $ — $ 352,415 Growth (2.1) % (2.1) % Operating income 14,837 121 38 14,996 Operating margin 4.2% 4.3 % Interest expense, net (939) — — (939) Income from operations before income taxes $ 13,898 $ 121 $ 38 $ 14,057 Income tax expense 3,507 28 9 3,544 Income tax rate 25.2% 25.2 % Net income $ 10,391 $ 93 $ 29 $ 10,513 Weighted average common shares outstanding, diluted 11,751 11,751 Diluted earnings per share $ 0.88 $ 0.01 $ — $ 0.89 EBITDA (Non-GAAP Measures) Three Three Months Months Ended Ended LOGCAP V October 2, October 2, M&A Pre- 2020 As 2020 As Related Operational Reported - ($ in thousands) Reported Costs Legal Costs Adjusted Operating Income $ 14,837 $ 121 $ 38 $ 14,996 Add: Depreciation and amortization 2,033 — — 2,033 EBITDA $ 16,870 $ 121 $ 38 $ 17,029 EBITDA Margin 4.8% 4.8% 9

Exhibit 99.1 Adjusted Net Income, Adjusted Diluted Earnings Per Share (Non-GAAP Measures) Three Three Months Months Ended Ended LOGCAP V September September M&A Pre- 27, 2019 As ($ in thousands, except per share 27, 2019 As Related Operational Reported - data) Reported Costs Legal Costs Adjusted Revenue $ 359,873 $ — $ — $ 359,873 Operating income 12,416 420 197 13,033 Operating margin 3.5% 3.6 % Interest expense, net (1,907) — — (1,907) Income from operations before income taxes $ 10,509 $ 420 $ 197 $ 11,126 Income tax expense 2,668 104 49 2,821 Income tax rate 25.4% 25.4 % Net income $ 7,841 $ 316 $ 148 $ 8,305 Weighted average common shares outstanding, diluted 11,678 11,678 Diluted earnings per share $ 0.67 $ 0.71 EBITDA (Non-GAAP Measures) Three Three Months Months Ended Ended LOGCAP V September September M&A Pre- 27, 2019 As 27, 2019 As Related Operational Reported - ($ in thousands) Reported Costs Legal Costs Adjusted Operating Income 12,416 420 $ 197 $ 13,033 Add: Depreciation and amortization 1,683 — — 1,683 EBITDA $ 14,099 $ 420 $ 197 $ 14,716 EBITDA Margin 3.9% 4.1% 10

Exhibit 99.1

SUPPLEMENTAL INFORMATION

Revenue by client branch, contract type, contract relationship, and geographic region for the periods presented below was as follows:

Revenue by Client

	Three Months Ended				Nine Months Ended			
($ In thousands)	October 2, 2020	% of Total	September 27, 2019	% of Total	October 2, 2020	% of Total	September 27, 2019	% of Total
Army	$236,267	67 %	$ 245,817	68 %	$ 711,173	68 %	$ 698,377	69 %
Air Force	79,425	23 %	86,576	24 %	231,088	22 %	227,100	22 %
Navy	18,785	5 %	13,344	4 %	48,564	5 %	45,227	4 %
Other	17,938	5 %	14,136	4 %	49,387	5 %	46,664	5 %
Total revenue	$352,415		$ 359,873		$1,040,212		$1,017,368	

Revenue by Contract Type

	Three Months Ended				Nine Months Ended			
($ In thousands)	October 2, 2020	% of Total	September 27, 2019	% of Total	October 2, 2020	% of Total	September 27, 2019	% of Total
Cost-plus and cost-reimbursable [1]	$249,484	71 %	$ 272,810	76 %	$ 748,543	72 %	$ 781,024	77 %
Firm-fixed-price	102,931	29 %	87,063	24 %	291,669	28 %	236,344	23 %
Total revenue	$352,415		$ 359,873		$1,040,212		$1,017,368	

[1] Includes time and material contracts

Revenue by Contract Relationship

	Three Months Ended				Nine Months Ended			
($ In thousands)	October 2, 2020	% of Total	September 27, 2019	% of Total	October 2, 2020	% of Total	September 27, 2019	% of Total
Prime contractor	$332,564	94 %	$ 334,402	93 %	$ 980,301	94 %	$ 954,191	94 %
Subcontractor	19,851	6 %	25,471	7 %	59,911	6 %	63,177	6 %
Total revenue	$352,415		$ 359,873		$1,040,212		$1,017,368	

Revenue by Geographic Region

	Three Months Ended				Nine Months Ended			
($ In thousands)	October 2, 2020	% of Total	September 27, 2019	% of Total	October 2, 2020	% of Total	September 27, 2019	% of Total
Middle East	$224,934	64 %	$ 244,142	68 %	$ 679,633	65 %	$ 695,626	68 %
United States	89,400	25 %	77,228	21 %	254,640	24 %	219,512	22 %
Europe	38,081	11 %	38,503	11 %	105,939	11 %	102,230	10 %
Total revenue	$352,415		$ 359,873		$1,040,212		$1,017,368	

Source: Vectrus, Inc.

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